Asset Impairment Charges and Reversals	12 Months Ended
Dec. 31, 2017
Disclosure of impairment of assets [Abstract]
Asset Impairment Charges and Reversals
Asset Impairment Charges and Reversals
As part of the Corporation’s monitoring controls, long-range forecasts are prepared for each CGU. The long-range forecast estimates are used to assess the significance of potential indicators of impairment and provide criteria to evaluate adverse changes in operations. The Corporation also considers the relationship between its market capitalization and its book value, among other factors, when reviewing for indicators of impairment. When indicators of impairment are present, the Corporation estimates a recoverable amount for each CGU by calculating an approximate fair value less costs of disposal using discounted cash flow projections based on the Corporation’s long-range forecasts. The valuations used are subject to measurement uncertainty based on assumptions and inputs to the Corporation’s long-range forecast, including changes to fuel costs, operating costs, capital expenditures, external power prices and useful lives of the assets extending to the last planned asset retirement in 2073.
A. Alberta Merchant CGU
During 2017, 2016, and 2015, uncertainty continued to exist within the province of Alberta regarding the Government's Climate Leadership Plan ("CLP"), the future design parameters of the Alberta electricity market, and federal policies on the carbon levy and greenhouse gas ("GHG") emissions. Economic conditions also contributed to continued oversupply conditions and depressed market prices throughout 2015 to 2017. The Corporation assessed whether these factors, and events arising during the latter part of 2016, which are more fully discussed below, presented an indicator of impairment for its Alberta Merchant CGU. In consideration of the composition of this CGU, the Corporation determined that no indicators of impairment were present with respect to the Alberta Merchant CGU. Due to this determination, the Corporation did not perform an in-depth impairment analysis for any of these years, but for all years, a sensitivity analysis associated with these factors was performed to confirm the continued existence of adequate excess of estimated recoverable amount over book value. This analysis of the Alberta Merchant CGU continued to demonstrate a substantial cushion at the Alberta Merchant CGU in each of 2017, 2016, and 2015, due to the Corporation’s large merchant renewable fleet in the province.

I. 2017

Sundance Unit 1
In the second quarter of 2017, the Corporation recognized an impairment charge on Sundance Unit 1 in the amount of $20 million, due to the Corporation’s decision to early retire Sundance Unit 1. Previously, the Corporation had expected Sundance Unit 1 to operate in the merchant market in 2018 and 2019 and therefore remain within the Alberta Merchant CGU where significant cushion exists. The impairment assessment was based on value in use and included the estimated future cash flows expected to be derived from the Unit until its retirement on Jan. 1, 2018. Discounting did not have a material impact.

No separate stand-alone impairment test was required for Sundance Unit 2, as mothballing the Unit maintains the Corporation’s flexibility to operate the Unit as part of the Corporation’s Alberta Merchant CGU to 2021.

II. 2016

On Nov. 24, 2016, the Corporation reached an Off-Coal Agreement with the Government to receive annual cash payments of approximately $37.4 million, net to the Corporation (see Note 4(H) for further details) in return for ceasing coal-fired generation by the end of 2030, among other conditions. Furthermore, the Corporation entered into an MOU on Nov. 24, 2016, with the purpose of collaborating and co-operating to advance objectives of the Alberta CLP. Specifically, the parties undertook to collaborate on, among other things:

▪	a move toward a capacity market, commencing in 2021, compared to the current energy-only market. Under a capacity market, generators are compensated for their available capacity;

▪
development of a policy and to facilitate the economic conversion of some coal-fired generation to natural-gas-fired generation in Alberta, including securing regulatory co-operation from the federal government; and

▪
policy development to address the value of carbon reductions in the generation of electricity from existing wind and hydro production, the development of effective supporting mechanisms to ensure that existing renewable generation is not adversely impacted by the implementation of a capacity market in Alberta, and the development of regulatory clarity and alignment so as to permit the economic and timely development of hydroelectric projects within Alberta.

The MOU does not create any legally binding obligations between the Government and the Corporation and does not impose any obligations on, or constrain the discretion and authority of, the Government. The announcement of the intention to move to a capacity market is expected to impact the Alberta market mechanisms. The introduction of a capacity market to replace Alberta’s current market structure could impact the Corporation’s determination of the Alberta Merchant CGU; however, there is not currently sufficient information from the Government or the Alberta Electric System Operator, which is overseeing the development of the capacity market, to determine if a change is required. The Corporation has not modified its previous conclusions on the determination of the Alberta Merchant CGU.
Wintering Hills

On Jan. 26, 2017, the Corporation announced the sale of its 51 per cent interest in the Wintering Hills merchant wind facility for approximately $61 million (see Note 4(E)). In connection with this sale, the Wintering Hills assets were accounted for as held for sale at Dec. 31, 2016. As required, the Corporation assessed the assets for impairment prior to classifying them as held for sale. Accordingly, the Corporation has recorded an impairment charge of $28 million using the purchase price in the sale agreement as the indicator of fair value less cost of disposal in 2016.
III. 2015

In 2015, the Government announced its CLP, which broadly called for the phase-out of coal-generated electricity by 2030, and proposed the imposition of additional compliance obligations for GHG emissions in the province. In 2016, the Government refined its approach to GHG by announcing the adoption of a levy on carbon emissions in excess of defined limits, amounting to $20 per tonne in 2017 and $30 per tonne in 2018. At the federal level, the Canadian government announced its intention to implement a national price on GHG emissions. Under this proposal, beginning in 2018, there would be a price of $10 per tonne of carbon dioxide equivalent emitted, rising to $50 per tonne by 2022.

B. US Coal
The Corporation considered possible indicators of impairment at US Coal in 2017, 2016, and 2015, as discussed in more detail below.

Fair value less costs of disposal of the CGU was estimated to approximate its carrying amount, and accordingly, no impairment charge was recorded in 2017, 2016 or 2015. Any adverse change in assumptions, in isolation, would have resulted in an impairment charge being recorded. The Corporation continues to manage risks associated with the CGU by optimizing of its operating activities and capital plan.

The valuations are subject to measurement uncertainty based on the key assumptions outlined below, and on inputs to the Corporation’s long-range forecast, including changes to fuel costs, operating costs, capital expenses, and the level of contractedness under the Memorandum of Agreement for coal transition established with the State of Washington. The valuation period extended to the assumed decommissioning of the plant, after its projected cessation of operation in its current form in 2025.

I. 2017
During 2017, the Corporation renegotiated rail transportation and coal supply agreements. Accordingly, the Corporation completed an estimate of the impact for the coal cost changes combined with updated power prices to determine whether the US Coal CGU had an indicator of impairment. The Corporation concluded that there is no indicator of impairment. The Corporation utilized the Corporation's long-range forecast and the following key assumptions:

Mid-Columbia annual average power prices	US$21.50 to US$34.81 per MWh
On-highway diesel fuel on coal shipments	US$2.08 to US$2.29 per gallon
Discount rates	7.9 to 9.0 per cent

II. 2016
During 2016, the Corporation considered possible impairment at the US Coal CGU and found that the fair value less costs to sell approximated the then current carrying amount. The Corporation estimated the fair value less costs of disposal of the CGU, a Level III fair value measurement, utilizing the Corporation’s long-range forecast and the following key assumptions:

Mid-Columbia annual average power prices	US$22.00 to US$46.00 per MWh
On-highway diesel fuel on coal shipments	US$1.69 to US$2.09 per gallon
Discount rates	5.4 to 5.7 per cent

III. 2015
During 2015, the Corporation considered possible impairment at the US Coal CGU and found that the fair value less costs to sell approximated the then current carrying amount. The Corporation estimated the fair value less costs of disposal of the CGU, a Level III fair value measurement, utilizing the Corporation’s long-range forecast and the following key assumptions:

Mid-Columbia annual average power prices	US$24.00 to US$50.00 per MWh
On-highway diesel fuel on coal shipments	US$2.44 to US$2.90 per gallon
Discount rates	5.2 to 6.2 per cent

Impairment reversals of $2 million resulted from additional recoveries from the disposal of the Centralia gas plant in 2014.